UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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SCHWAB ANNUITY PORTFOLIOS

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Schwab Annuity Portfolios

Shareholder Proxy

September 24, 2015

Dear variable contract owner,

Our records indicate that you are an owner of a variable annuity contract and/or a variable life insurance policy (collectively, “variable contracts”) and that you have selected as an investment option within that variable contract one or more portfolios (each, a “Fund” and collectively, the “Funds”) of Schwab Annuity Portfolios (the “Trust”). As such, you are entitled to give the insurance company issuing your variable contract voting instructions regarding an important matter to be voted upon at an upcoming meeting of shareholders of the Funds. The Trust will hold a Special Meeting of Shareholders on December 11, 2015 at 9:00 a.m. Pacific time. Please read the enclosed material and return your Voting Instruction Form as soon as possible.

Shareholders of all Funds are being asked to elect trustees. The trustees of the Trust believe this proposal is in the best interests of the shareholders, and we recommend a vote FOR each of the nominees.

It has been my pleasure to serve as Chairman of the Trust since its inception. With the proposed consolidation of the Trust’s Board of Trustees with the Boards of Trustees of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Laudus Trust and Schwab Strategic Trust as outlined in the proxy statement, I feel that this is a good opportunity to transition leadership of the Board of Trustees, and I have decided not to continue as Chairman of the Trust, effective December 31, 2015.

I would like to thank the trustees for the knowledge, expertise, talents and commitment they have brought to the Funds and to the incoming trustees for their willingness to serve and help oversee all of the Funds underlying the Trust.

Shares of the Trust and its Funds are held by certain participating life insurance companies (“Insurance Companies”) in separate accounts established for the purpose of funding variable contracts. The Insurance Companies and their separate accounts and not the individual variable contract owners (“variable contract owners”) are the “shareholders” of the Trust and its Funds. The Insurance Companies will offer to variable contract owners that have allocated their variable contract values to the Trust and its Funds (“Affected Contract Owners”) the opportunity to instruct the Insurance Companies as to how they should vote Trust shares held by the Insurance Companies with respect to the proposals to be considered at the meeting.

Your vote is important regardless of the number of shares attributable to your account. Your prompt response will help reduce proxy costs – which are paid for by the funds and their shareholders – and also will mean that you can avoid receiving follow-up phone calls or mailings.

Thank you for your attention to this important matter.

Sincerely,

CHARLES R. SCHWAB

CHAIRMAN

IMPORTANT INFORMATION

The following “Questions and Answers” is a summary of important information relating to the special meeting of shareholders and is not intended to be as detailed as discussions included later in the proxy materials. Accordingly, the information in this section is qualified in its entirety by reference to the remaining proxy materials.

What are shareholders voting on?

The Board of Trustees is asking you to vote on the election of twelve members to the Board of Trustees of Schwab Annuity Portfolios (the “Trust,” and together with The Charles Schwab Family of Funds, Schwab Investments, and Schwab Capital Trust, the “Schwab Funds”).

Why am I being asked to elect trustees?

We propose to elect the same twelve trustees to each Board of Trustees of the Schwab Funds who also are being proposed for election to the shareholders of Laudus Trust (the “Laudus Funds”) and Schwab Strategic Trust (the “Schwab ETFs”), which also are advised by Charles Schwab Investment Management, Inc. By having this election, we will be able to consolidate board oversight of all of the funds in the Schwab Funds, with the oversight functions of the Laudus Funds and Schwab ETFs and manage them more efficiently. As described in the proxy statement, federal law requires us, under certain circumstances, to obtain shareholder approval of the election of trustees. Shares of the Trust and its Funds (the “Funds”) are held by certain participating life insurance companies (“Insurance Companies”) in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (“variable contracts”). While the Insurance Companies and their separate accounts, as the record holders of a Fund’s shares, are, in most cases, the true “shareholders” of the Funds, holders of variable contracts generally have the right to instruct the Insurance Company that issued the variable contract on how to vote proposals related to the Funds.

What vote is required to approve the proposal?

Shareholders of all funds within the Trust (the “Funds”) will vote together for the election of the trustees of the Trust. To be elected as a trustee of the Trust, each nominee must receive the affirmative vote of the holders of a plurality of the outstanding voting shares of the Trust.

How do I vote?

Variable contract owners can instruct their Insurance Company, through which they hold a beneficial ownership in a Fund, as to how to vote in one of the following ways:

•	by internet, by going to www.proxyvote.com and following the instructions,

•	by telephone, by calling the toll-free number listed on your voting instruction card and following the instructions, or
•	by mail, by signing and returning the enclosed voting instruction card in the enclosed business reply envelope.

We encourage you to vote by internet or telephone, as those methods cost the Funds less money to process than by mail.

Does my vote make a difference?

Yes. Even if you have very few shares, you help the Funds receive enough votes to act on the proposal by casting your vote as soon as possible. By voting early, you help the Funds avoid the expense of sending additional mailings to try to get shareholders to cast more votes – a process that is costly to the Funds and to shareholders.

Whom do I call if I have questions?

We will be happy to answer any questions you may have about the proxy materials or upcoming special meeting. Please call 1-877-777-6017 Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern time.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHWAB ANNUITY PORTFOLIOS

A special meeting of shareholders of all funds (the “Funds”) in Schwab Annuity Portfolios (the “Trust”) will be held at 211 Main Street, San Francisco, California on December 11, 2015 at 9:00 a.m. Pacific time.

The purpose of the meeting will be to conduct the following items of business:

•	Elect twelve trustees to serve on the Board of Trustees of the Trust, and
•	Consider any other business properly coming before the meeting.

Shares of the Trust and its Funds are held by certain participating life insurance companies (“Insurance Companies”) in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, “variable contracts”). The Insurance Companies and their separate accounts and not the individual variable contract owners (“variable contract owners”) are the “shareholders” of the Trust and its Funds. The Insurance Companies will offer to variable contract owners that have allocated their variable contract values to the Trust and its Funds as of the close of business on September 15, 2015 (“Affected Contract Owners”) the opportunity to instruct the Insurance Companies as to how they should vote Trust shares held by the Insurance Companies with respect to the proposals to be considered at the meeting. As an Affected Contract Owner, you have the right to instruct the Insurance Companies as to the manner in which the Trust’s shares attributable to your variable contract should be voted. For ease of reference throughout the attached proxy statement, the Insurance Companies and Affected Contract Owners will be referred to as “shareholders” of the Trust and its Funds.

Shareholders who owned shares in any Fund in the Trust as of the close of business on September 15, 2015 are entitled to attend and vote at the meeting and any adjournment or postponement of the meeting. If you do not attend the meeting, you may vote by proxy by completing, signing and returning the enclosed proxy card by mail or by submitting your vote by internet or telephone. Proxies may be revoked prior to the meeting by following the procedures detailed in the proxy materials.

IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY

MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 11, 2015

The proxy materials are available online at www.proxyvote.com.

By order of the Board of Trustees,

Marie A. Chandoha

President and Chief Executive Officer

September 24, 2015

PROXY STATEMENT

SCHWAB ANNUITY PORTFOLIOS

The Board of Trustees (the “Board”) of Schwab Annuity Portfolios (the “Trust”) is sending these proxy materials to shareholders of each fund in the Trust (the “Funds”) (the Trust, together with The Charles Schwab Family of Funds, Schwab Investments and Schwab Capital Trust, are referred to as the “Schwab Funds”). The Board is soliciting proxies in connection with the special meeting of shareholders scheduled on December 11, 2015 at 9:00 a.m. Pacific time. The meeting will be conducted at 211 Main Street, San Francisco, California 94105. These proxy materials are being mailed to shareholders on or about October 9, 2015.

Shares of the Trust and its Funds are held by certain participating life insurance companies (“Insurance Companies”) in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, “variable contracts”). The Insurance Companies and their separate accounts, and not the individual variable contract owners (“variable contract owners”), are the “shareholders” of the Trust and its Funds. In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), and certain interpretations by the staff of the Securities and Exchange Commission with respect to voting requirements of investment companies funding variable contracts, the Insurance Companies will offer to variable contract owners that have allocated their variable contract values to the Trust and its Funds as of the close of business on September 15, 2015 (“Affected Contract Owners”) the opportunity to instruct the Insurance Companies as to how they should vote Trust shares held by the Insurance Companies with respect to the proposals to be considered at the meeting. As an Affected Contract Owner, you have the right to instruct the Insurance Companies as to the manner in which the Trust’s shares attributable to your variable contract should be voted. The Insurance Companies will obtain these instructions by sending you this proxy statement, the notice of special meeting and a voting instruction form.

The Insurance Companies will attend the meeting in person or by proxy and will vote Trust shares held by them in accordance with the voting instructions received from their respective Affected Contract Owners. All valid and executed voting instructions forms returned in time to be voted at the meeting will be voted in accordance with the specifications thereon. Shares for which the Insurance Companies receive no timely voting instructions from Affected Contract Owners will be voted by the Insurance Companies in the same proportion as the shares for which Affected Contact Owners have provided voting instructions to the Insurance Companies with respect to such proposal. This proportional voting may result in a small number of Affected Contract Owners determining the vote on a proposal.

For ease of reference throughout this proxy statement, the Insurance Companies and Affected Contract Owners are referred to as “shareholders” of the Trust and its Funds.

The Board has fixed the record date as of the close of business on September 15, 2015. If you were a shareholder of one or more the Funds at the close of business on the record date, you are entitled to notice of, and to vote at, the meeting. If you have any questions about attending the meeting in person, please call (415) 667-7342. A list of the Funds and the number of issued and outstanding shares of the Trust and the Funds entitled to vote is contained in a chart in Appendix A.

PROPOSAL – ELECTION OF TRUSTEES

Shareholders of all of the Funds in the Trust are being asked to vote on the election of trustees.

Proposal Summary	Funds Voting on the Proposal
Election of twelve trustees to Schwab Annuity Portfolios, effective January 1, 2016.	Each Fund in Schwab Annuity Portfolios will vote together with all other Funds of the Trust on the proposal. A list of the Funds is contained in Appendix A.

Assuming that the proposal for the election of the twelve trustees is approved by the Trust and the shareholders of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Laudus Trust (the “Laudus Funds”) and Schwab Strategic Trust (the “Schwab ETFs”), beginning on January 1, 2016, the same trustees will oversee the Schwab Funds, Laudus Funds and Schwab ETFs. All fund groups share the same investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), and certain other administrative, legal, compliance, marketing and other functions. The Board believes that consolidation of board oversight of the Schwab Funds, Laudus Funds and Schwab ETFs, each of which is a mutual fund or exchange-traded fund family, is expected to result in certain efficiencies and benefits to the Trust and its shareholders. These benefits include:

•	further aligning oversight of the Schwab Funds, Laudus Funds and Schwab ETFs,
•	streamlining Board communications by avoiding duplication of Board reporting,
•	opportunities for enhanced governance by providing comprehensive Board oversight, and
•	potential simplification of Board process and conservation of management and Board resources.

Mr. Schwab will retire from the Board of Trustees at the end of 2015, having served as a trustee and Chairman since the Trust’s inception. If approved, the following seven trustees, who currently serve on the Schwab Funds’ and Laudus Funds’ Boards, will continue to serve on the Trust’s Board: Walter W. Bettinger II, John F. Cogan, David L. Mahoney, Kiran M. Patel, Charles A. Ruffel, Gerald B.

Smith and Joseph H. Wender. In addition, if approved, the following two trustees, who currently are trustees of the Schwab ETFs, will join the Trust’s Board, effective January 1, 2016: Robert W. Burns and Stephen T. Kochis, and the following three trustees will join the Trust’s Board, effective January 1, 2016: Marie A. Chandoha, Joseph R. Martinetto and Kimberly S. Patmore. While the Board may fill vacancies, it may only do so under applicable law, if, after filling a vacancy, at least two-thirds of the trustees were elected by shareholders. Because the Board may not appoint the additional proposed five trustees and meet this requirement, the Board has determined that it is appropriate to hold an election at this time.

Recommendation to Elect Trustees

The Governance Committee recommended all of the nominees for election included in this proxy statement. Mr. Bettinger, Mr. Cogan, Mr. Smith, and Mr. Wender have been previously elected to the Board. The Board appointed Mr. Mahoney and Mr. Patel as trustees in 2011, and this is the first time they are standing for election since their appointment. The independent trustees recommended Mr. Mahoney and Mr. Patel to the Governance Committee for appointment as trustees. The Board appointed Mr. Ruffel as a trustee, effective February 6, 2015, and this is the first time he is standing for election since his appointment. The independent trustees recommended Mr. Ruffel to the Governance Committee for appointment as a trustee. Mr. Burns and Mr. Kochis currently serve as independent trustees of the Schwab ETFs. With the proposed consolidation of the Boards of the Schwab Funds, the Laudus Funds and the Schwab ETFs, the Governance Committee recommended Mr. Burns and Mr. Kochis for nomination to the Board. The independent trustees recommended Ms. Patmore to the Governance Committee for nomination to the Board. The interested trustees, as defined below, recommended Ms. Chandoha and Mr. Martinetto to the Governance Committee for nomination to the Board. Each nominee has consented to serve as a trustee for the Funds if elected and will serve until the earlier of the next election of trustees or until his or her retirement, resignation or removal. The mailing address for each trustee is c/o CSIM, 211 Main Street, San Francisco, California 94105. Biographical information with respect to each nominee is noted below.

Certain trustees are “interested persons.” A trustee is considered an interested person of the Trust under the 1940 Act if he or she is an officer, director, or an employee of CSIM or Charles Schwab & Co., Inc. (“Schwab” or the Funds’ “distributor”). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the Funds’ investment adviser and distributor.

As used in this proxy statement the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust, Laudus Trust, and Laudus Institutional Trust.

Name, Year of Birth, and Position(s) With the Trusts; (Term of Office and Length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen By the Trustee	Other Directorships Held By Trustee
Interested Trustees[2]
Walter W. Bettinger II 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (“CSC”) and Charles Schwab & Co., Inc. (“Schwab”) 2008 – present); Director, Charles Schwab Bank (2006 – present); and Director, Schwab Holdings, Inc. (2008 – present).	95	Director, CSC (2008 – present)
Marie A. Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, CSIM (2010 – present); Chief Investment Officer (2010 – 2011), CSIM; President, Chief Executive Officer (2010 – present), and Chief Investment Officer (2010 – 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (2007 – 2010).	95	None
Joseph R. Martinetto 1962	Senior Executive Vice President and Chief Financial Officer, CSC and Schwab (July 2015 – present); Executive Vice President and Chief Financial Officer of CSC and Schwab (2007 – present); Director, Schwab (2007 – present); Director	95	None

Name, Year of Birth, and Position(s) With the Trusts; (Term of Office and Length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen By the Trustee	Other Directorships Held By Trustee
	(2010 – present) and Chief Executive Officer (2013 – 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (2007 – present).
Independent Trustees
Robert W. Burns 1959 (Trustee of Schwab Strategic Trust since 2009)	Retired/Private Investor (2009 – present); former Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds	95	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Fellow: The Hoover Institution at Stanford University (1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015)	95	Director, Gilead Sciences, Inc. (2005 – present)
Stephen T. Kochis 1946 (Trustee of Schwab Strategic Trust since 2012)	CEO and Owner, Kochis Global (wealth management consulting) (2012 – present); Chairman and CEO, Aspiriant, LLC (advisory firm) (2008 – 2012)	95	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios,	Private Investor	95	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Name, Year of Birth, and Position(s) With the Trusts; (Term of Office and Length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen By the Trustee	Other Directorships Held By Trustee
Laudus Trust and Laudus Institutional Trust since 2011)			Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (2008 – 2013)	95	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956	Consultant, Patmore Management Consulting (management consulting) (2008 – present)	95	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (2015 – present); Partner, Kudu Advisors, LLC (financial services) (2009 –2015); Advisor, Asset International, Inc. (publisher of financial services information) (2008 – 2015)	95	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010)	Chair and Chief Executive Officer and founder of Smith Graham & Co. (investment advisers) (1990 – present)	95	Director, Eaton (2012 – present) Director and Chair of the Audit Committee, Oneok Partners LP (2003 – 2013) Director, Oneok, Inc. (2009 – 2013)

Name, Year of Birth, and Position(s) With the Trusts; (Term of Office and Length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen By the Trustee	Other Directorships Held By Trustee
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (2008 – present); Partner, Colgin Partners, LLC (vineyards) (1998 – present)	95	Board Member and Chair of the Audit Committee, Isis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

1)	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Trust’s retirement policy currently requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of the Schwab Funds or Laudus Funds to retire from all Boards upon their required retirement date from any single Board.

2)	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are “interested trustees” because they own stock of CSC, the parent company of CSIM.

BOARD LEADERSHIP STRUCTURE

The description below is of the Board’s current leadership structure. The Chairman of the Board, Charles R. Schwab, is Chairman of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Trust does not have a single lead independent trustee. The Board is comprised of a super-majority (75 percent) of trustees who are not interested persons of the Trust (i.e., “independent trustees”). There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.

BOARD OVERSIGHT OF RISK MANAGEMENT

The description below is of the Board’s current oversight of risk management. Like most mutual funds, fund management and the other service providers have responsibility for day-to-day risk management for the Funds. The Board’s duties, as part of its risk oversight of the Trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and the Funds’ service providers to manage risks to which the Funds may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a Fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the Funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the Funds and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.

The Board recognizes that not all risks that may affect the Funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the Funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s investment objective. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to significant limitations.

INDIVIDUAL TRUSTEE NOMINEE QUALIFICATIONS

The Board has concluded that each of the trustees should initially or continue to serve on the Board because of (i) his or her ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trust, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Mr. Bettinger should serve as trustee of the Trust because of the experience he gained as president and chief executive officer of CSC, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Schwab Funds since 2008, the Schwab ETFs since 2009 and the Laudus Funds since 2010.

The Board has concluded that Mr. Burns should serve as trustee of the Trust because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of the Schwab ETFs since 2009.

The Board has concluded that Ms. Chandoha should serve as trustee of the Trust because of the experience she gained as president and chief executive officer of CSIM, the Schwab Funds, Laudus Funds and the Schwab ETFs as well as her knowledge of and experience of financial and investment management services.

The Board has concluded that Mr. Cogan should serve as trustee of the Trust because of the experience he gained serving as a senior fellow and professor of public policy at a university and his former service in government, the experience he has gained serving as trustee of the Schwab Funds since 2008, as trustee of the Laudus Funds since 2010, and his service on other public company boards.

The Board has concluded that Mr. Kochis should serve as trustee of the Trust because of the experience he gained serving as chair and chief executive officer of Aspiriant, LLC, an advisory firm, as well as his knowledge of and experience in wealth management consulting and the experience he has gained serving as trustee of the Schwab ETFs since 2012.

The Board has concluded that Mr. Mahoney should serve as trustee of the Trust because of the experience he has gained serving as trustee of the Schwab Funds and

Laudus Funds since 2011, as co-chief executive officer of a healthcare services company, and his service on other public company boards.

The Board has concluded that Mr. Martinetto should serve as trustee of the Trust because of his experience serving as senior executive vice president and chief financial officer of CSC and Schwab.

The Board has concluded that Mr. Patel should serve as trustee of the Trust because of the experience he has gained serving as trustee of the Schwab Funds and Laudus Funds since 2011, as executive vice president, general manager and chief financial officer of a software company, his service on other public company boards, and his experience serving as chair of the Trust’s Audit, Compliance and Valuation Committee.

The Board has concluded that Ms. Patmore should serve as trustee of the Trust because of her experience serving as chief financial officer and executive vice president of First Data Payment Business and First Data Corporation, as well as her knowledge of and experience in management consulting.

The Board has concluded that Mr. Ruffel should serve as trustee of the Trust because of the experience he gained as the founder and former chief executive officer of a publisher and information services firm specializing in the retirement plan industry, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Schwab ETFs since 2009 and as trustee of the Schwab Funds and Laudus Funds since February 2015.

The Board has concluded that Mr. Smith should serve as trustee of the Trust because of the experience he has gained as managing partner of his own investment advisory firm, the experience he has gained serving as trustee of the Schwab Funds since 2000 and of the Laudus Funds since 2010, his service on other public company boards, and his experience serving as Chair of the Trust’s Investment Oversight Committee.

The Board has concluded that Mr. Wender should serve as trustee of the Trust because of the experience he gained serving as former partner and chairman of the finance committee of an investment bank, the experience he has gained serving as trustee of the Schwab Funds since 2008, as trustee of the Laudus Funds since 2010, and his service on other public company boards.

CORPORATE GOVERNANCE INFORMATION

Board of Trustees and Board Committees

The authorized number of trustees of the Trust is currently eight and the Trust has eight trustees. The Board has authorized an increase in the authorized number of trustees of the Trust to twelve, effective January 1, 2016. There are twelve nominees for election to the Board of the Trust at the special meeting, effective January 1, 2016.

Currently, the Trust has an Audit, Compliance and Valuation Committee, an Investment Oversight Committee and a Governance Committee. Each of these committees is composed entirely of “independent trustees.”

The Audit, Compliance and Valuation Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors; and the implementation and operation of the Trust’s valuation policy and procedures. This committee is comprised of at least three Independent Trustees and currently has the following members: Kiran M. Patel (Chair), John F. Cogan and David L. Mahoney. The Audit, Compliance and Valuation Committee met four times during the fiscal year ended December 31, 2014. The Board has determined that Mr. Patel is an audit committee financial expert under applicable Securities and Exchange Commission definitions.

The Governance Committee reviews and makes recommendations to the Board regarding trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. This committee is comprised of at least three independent trustees and currently has the following members: John F. Cogan (Chair), David L. Mahoney and Joseph H. Wender. The Governance Committee met four times during the fiscal year ended December 31, 2014. A copy of the Governance Committee charter is contained in Appendix B to this proxy statement.

The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the Funds’ investment adviser. This committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Gerald B. Smith (Chair), Charles A. Ruffel, and Joseph H. Wender. The Investment Oversight Committee met five times during the fiscal year ended December 31, 2014.

The Board met six times during the fiscal year ended December 31, 2014. Each trustee attended at least 75% of all Board and applicable committee meetings of the Trust during the Trust’s most recent fiscal year ended December 31, 2014, with the exception of Mr. Bettinger, who attended less than 75% of the Board meetings for the Trust. The Trust does not hold annual meetings of shareholders and do not have a policy with regard to the attendance of trustees at such meetings.

Evaluating and Nominating Candidates for Trustee

In the event a vacancy exists on the Board, or a vacancy is anticipated, the Governance Committee of the Board shall consider whether it is in the best interests of the Trust and its shareholders to nominate a disinterested person or an interested person to fill the vacancy. The Governance Committee may consider candidates recommended by members of the Committee, other independent trustees of the Board, or members of the Board who are interested persons of the Trust. The Committee also may consider candidates recommended by a search firm engaged by the Committee, if the Committee chooses to engage a search firm. If the Governance Committee determines that it is in the best interests of the Trust and its shareholders to nominate a person who is not an interested person of the Trust, only those trustees who are not interested persons may select and nominate candidates for that position.

The Governance Committee, when evaluating candidates for trustee, seeks the following, minimum qualifications:

•	the ability to work together with other trustees, with full and open discussion and debate as an effective group,

•

current knowledge and experience in the Trust’s business or operations, contacts in the industries relevant to the Trust’s business, or substantial business, financial or industry-related experience, and

•	the willingness and ability to devote adequate time to the Trust’s business.

The Governance Committee also considers the following qualities and skills when making its determination whether a nominee is qualified:

•	relationships that may affect the independence of the trustee or conflicts of interest that may affect the trustee’s ability to discharge his or her duties,

•	diversity of experience and background, including the need for financial, business, academic, public or other expertise on the Board or Board committees, and

•	the fit of the individual’s skills and experience with those of the other trustees and potential trustees in comparison to the needs of the Trust.

When evaluating a candidate for nomination, the Governance Committee does not assign specific weight to any of these factors nor does the committee believe that all of the criteria necessarily apply to every candidate.

The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in accordance with the qualifications set forth above.

If you wish to communicate with the Board or with the independent trustees of the Trust, you may send your communication in writing to the Secretary of the Trust, 211 Main Street, San Francisco, California 94105. You must include your name and address in the written communication and indicate whether you are a shareholder of the Funds. The Secretary will compile all communications, summarize lengthy, repetitive or duplicative communications and forward them to the appropriate trustee or trustees. The Secretary will not forward non-substantive communications or communications that pertain to personal grievances, but instead will forward them to the appropriate department for resolution. In such cases, the Secretary will retain a copy of such communications for review by any trustee upon his or her request.

Diversity

When identifying trustee nominees, the Governance Committee considers the qualifications and skills represented on the Board. As discussed in the “Evaluating and Nominating Candidates for Trustee” section above, one of the considerations evaluated by the Governance Committee is the diversity of experience and background of trustees. Although the Governance Committee has not adopted a formal definition of diversity in this context, factors generally considered by the Governance Committee include each nominee’s professional experience, education, and expertise on relevant matters to the Trust, general leadership experience and background. These considerations are broad, are consistent with non-discrimination practices, and aim to combine a diversity of skill sets and experience as well as background, including race and gender, in a complementary manner that is beneficial to the Trust and its shareholders.

Compensation of Trustees

Interested trustees receive no compensation from the Funds for their service as trustees.

Independent trustees receive compensation for their service, which is broken out proportionally to each Fund based on a combination of the number of Funds and the net assets of the Funds in the Trust. Each independent trustee currently receives the following compensation on an aggregate basis from the Schwab Funds and Laudus Funds:

•	a quarterly retainer of $70,500,
•	a quarterly retainer of $2,500 for each Independent Trustee who serves as Chair of a Board committee,
•	$2,000 for each special Board or committee meeting of less than two hours,
•	$4,000 for each special Board or committee meeting of more than two hours, and

•

$4,000 per day in connection with preparation for and attendance at special appearances as determined by the trustees and $2,000 per day in connection with travel related to special appearances (the trustees received no compensation in the Trust’s prior fiscal year for special appearances).

Trustees are reimbursed reasonable out-of-pocket expenses for attending Board and committee meetings.

The compensation paid to the independent trustees is shown in the following table. The Trust does not offer pension or retirement benefits accrued as part of fund expenses, and so there is no column included for pension or retirement benefits in this table.

Name of Independent Trustee	Aggregate Compensation from the Trust[1]	Total Compensation From the Trust and the Family of Investment Companies[1]
John F. Cogan	$12,796	$278,000
David L. Mahoney	$12,796	$278,000
Kiran M. Patel	$13,256	$288,000
Charles A. Ruffel	-	$70,000
Gerald B. Smith	$13,256	$288,000
Joseph H. Wender	$12,796	$278,000

1)	Fiscal year end reported is December 31, 2014.

Deferred Compensation Plan

Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.

Ownership of Fund Securities

The following table shows the dollar range of equity securities beneficially owned by each trustee and trustee nominee in the Funds as of August 31, 2015.

Name of Trustee	Dollar Range of Trustee Ownership of each Fund
	Schwab Money Market Portfolio	Schwab MarketTrack Growth Portfolio II	Schwab S&P 500 Index Portfolio
Interested Trustees
Walter W. Bettinger II	None	None	None
Marie A. Chandoha	None	None	None
Joseph R. Martinetto	None	None	None
Independent Trustees
Robert W. Burns	None	None	None
John F. Cogan	None	None	None
Stephen T. Kochis	None	None	None
David L. Mahoney	None	None	None
Kiran M. Patel	None	None	None
Kimberly S. Patmore	None	None	None
Charles A. Ruffel	None	None	None
Gerald B. Smith	None	None	None
Joseph H. Wender	None	None	None

Name of Trustee	Dollar Range of Trustee Ownership of each Fund
	Schwab VIT Balanced Portfolio	Schwab VIT Balanced with Growth Portfolio	Schwab VIT Growth Portfolio
Interested Trustees
Walter W. Bettinger II	None	None	None
Marie A. Chandoha	None	None	None
Joseph R. Martinetto	None	None	None
Independent Trustees
Robert W. Burns	None	None	None
John F. Cogan	None	None	None
Stephen T. Kochis	None	None	None
David L. Mahoney	None	None	None
Kiran M. Patel	None	None	None
Kimberly S. Patmore	None	None	None
Charles A. Ruffel	None	None	None
Gerald B. Smith	None	None	None
Joseph H. Wender	None	None	None

The following table shows the aggregate dollar range of trustee ownership in the Family of Investment Companies.

Name of Trustee	Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
Interested Trustees
Walter W. Bettinger II	over $100,000
Marie A. Chandoha	over $100,000
Joseph R. Martinetto	over $100,000
Independent Trustees
Robert W. Burns	over $100,000
John F. Cogan	over $100,000
Stephen T. Kochis	over $100,000
David L. Mahoney	over $100,000
Kiran M. Patel	over $100,000
Kimberly S. Patmore	over $100,000
Charles A. Ruffel	over $100,000
Gerald B. Smith	over $100,000
Joseph H. Wender	over $100,000

Officers of the Funds

The table below provides information regarding the Trust’s officers. The mailing address for each of the officers is c/o CSIM, 211 Main Street, San Francisco, California 94105.

Name of Officer, Year of Birth, and Positions(s) with the Trust; (Term of Office and Length of Time Served1)	Principal Occupation(s) During the Past Five Years
Marie A. Chandoha 1961 President and Chief Executive Officer (Officer of the Trust since 2010)	Director, President and Chief Executive Officer (December 2010 – present), Chief Investment Officer (September 2010 – October 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (December 2010 – present), and Chief Investment Officer (September 2010 – October 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

Name of Officer, Year of Birth, and Positions(s) with the Trust; (Term of Office and Length of Time Served1)	Principal Occupation(s) During the Past Five Years
George Pereira 1964 Treasurer and Principal Financial Officer (Officer of the Trust since 2004)	Senior Vice President and Chief Financial Officer (November 2004 – present), Chief Operating Officer (January 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (November 2004 – present) and Schwab ETFs (October 2009 – present); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).
Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of the Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – January 2009).
Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of the Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (January 2008 – October 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – January 2008).
David Lekich 1964 Chief Legal Officer and Secretary (Officer of the Trust since 2011)	Senior Vice President (September 2011 – present), Vice President (March 2004 – September 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (September 2011 – present), Vice President (January 2011 – September 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (December 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (November 2011 – present), Schwab ETFs.

Name of Officer, Year of Birth, and Positions(s) with the Trust; (Term of Office and Length of Time Served1)	Principal Occupation(s) During the Past Five Years
Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of the Trust since 2005).	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005-present); Vice President (December 2005-present), Chief Legal Officer and Clerk (March 2007-present), Laudus Funds; Vice President (November 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (October 2009-present).

1)	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

AUDITOR SELECTION AND FEES

The Audit, Compliance and Valuation Committee of the Trust has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered accounting firm for the Trust. PwC has served in this capacity since 1994 for the Trust. PwC conducts annual audits of each Fund’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns and the Trust’s filings with the SEC, and consults with the Trust as to matters of accounting and federal and state taxation. The Audit, Compliance and Valuation Committee has considered whether the provision by PwC of non-audit services to the Funds or of professional services to the Funds’ investment adviser and entities that control, are controlled by or are under common control with the investment adviser is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. A representative of PwC will be available by phone during the meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

Audit Fees

The aggregate fees billed by PwC for the audit of the Funds’ annual financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were:

Fiscal Year End	Fees
12/31/14	$184,280
12/31/13	$171,084

Audit-Related Fees

“Audit-Related” fees include review of tax provisions as part of the audit of the Funds’ financial statements and are not reported under “Audit Fees” above. The aggregate fees billed by PwC for such services were:

Fiscal Year End	Fees
12/31/14	$10,417
12/31/13	$10,361

Tax Fees

“Tax” fees include preparation and review of tax returns. The aggregate fees billed by PwC for such services were:

Fiscal Year End	Fees[1]
12/31/14	$14,200
12/31/13	$14,132

1)	While the fees for preparation and review of tax returns shown above were performed on behalf of the Funds, those fees were not an expense of the Funds because they were paid for by Schwab.

All Other Fees

“All Other” fees include attestation in connection with Section 15(c) board reporting under the 1940 Act and represent fees not included in “audit fees,” “audit-related fees,” and “tax fees.” There are fees billed in the table below for other services by PwC to CSIM, CSC, Schwab or other entities under CSC’s common control. The aggregate fees billed by PwC for such services were:

Fiscal Year End	Fees
12/31/14	$162,204
12/31/13	$214,621

Pre-Approval Policies and Procedures

The Trust does not have pre-approval policies and procedures as described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X.

Non-Audit Services

In the fiscal years included in the tables above, PwC did not provide any non-audit services to the Trust except for those included in the tables above under “audit-related fees”, “tax fees” and “all other fees”. In the fiscal years shown in the tables above, PwC did not provide any non-audit services, or any other services to CSIM, CSC, Schwab, or other entities under CSC’s common control that provide ongoing services except for those included in the table above under “all other fees”.

INFORMATION ABOUT THE PROXY AND SPECIAL MEETING

Quorum Requirement

To take action on the proposal to elect trustees, a quorum (a majority of shares entitled to vote) must be present in person or by proxy.

If a quorum is not present at the meeting, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. Any adjournment(s) of a meeting with respect to the Trust will require the affirmative vote of a majority of those shares of the Funds of the Trust present at the meeting in person or by proxy, whether or not a quorum is present. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Votes Required to Elect Trustees

Shareholders of all Funds within the Trust will vote together for the election of the trustees of the Trust (a list of the Funds of the Trust is included in Appendix A). To be elected as a trustee of the Trust, each nominee must receive the affirmative vote of the holders of a plurality of the outstanding voting shares of the Trust.

Voting Rights

As a shareholder, you are entitled to one vote for each full share of a Fund outstanding as of the close of business on the record date and a proportionate fractional vote for each fractional share held.

Revoking a Proxy

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the meeting,
•	voting by telephone or on the Internet before 9:00 p.m. Pacific time on December 10, 2015, or
•	voting at the meeting.

Signing a Proxy Without Specifying Voting Instructions

If you sign the proxy without giving instructions how to vote, your proxy will be voted:

•	for the election of each of the twelve nominees as trustees, and
•	according to the best judgment of the persons named as proxies for any other matters coming before the meeting.

Unvoted Shares

All valid and executed voting instruction forms returned in time to be voted at the meeting will be voted by the Insurance Companies in accordance with the specifications thereon. Shares for which the Insurance Companies receive no timely voting instructions from Affected Contract Owners will be voted by the Insurance Companies in the same proportion as the shares for which Affected Contract Owners have provided voting instructions to the Insurance Companies with respect to such proposal. Abstentions will be counted in determining a quorum for the transaction of business at the special meeting. For purposes of the proposal scheduled to be presented at the special meeting, abstentions will not be counted as votes cast and, accordingly, will not have an effect on this proposal.

Other Business

We know of no business other than the proposal contained in this proxy statement to be considered at the meeting. However, if other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, and you have properly submitted your proxy, then the persons named as proxies will vote your shares on those matters according to their best judgment.

Proxy Solicitation

Each Fund has retained Broadridge Financial Solutions, Inc., a proxy solicitation firm, at an estimated total cost to the Trust of $230,000 to assist in the solicitation of proxies. Each Fund will bear its pro rata share of costs of solicitation and expenses incurred in connection with solicitation costs based on the net assets of the Fund.

As described in the Funds’ prospectuses, CSIM and/or Schwab have agreed to waive fees and/or reimburse expenses of certain Funds through a specified period of time when the net operating expenses of these Funds reach a certain percentage of the Fund’s daily net assets. For purposes of the fee waiver and/or reimbursement, net operating expenses do not include interest, taxes, and certain non-routine expenses. As non-routine expenses, expenses related to this proxy solicitation and the preparation and distribution of the proxy statement will be excluded from the calculations of each Fund’s total operating expenses for purposes of CSIM’s and its affiliates’ fee waiver and/or reimbursement obligations.

In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of CSIM and Schwab also may solicit proxies electronically, by telephone, by fax, in person or by other means. These employees and officers do not receive additional compensation for soliciting proxies.

Shareholder Proposals

The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals to be included in the proxy statement for a Fund’s next meeting of shareholders must submit the proposal to the Fund within a reasonable period of time prior to that meeting. Proposals not received within a reasonable time before the proxy materials are printed and mailed will be considered untimely. None of the Funds currently plan to hold a meeting of shareholders in 2016.

Householding

“Householding” means that we deliver a single set of proxy materials to households with multiple shareholders, provided such shareholders give their affirmative or implied consent and certain other conditions are met.

Some households with multiple shareholders already may have provided their affirmative consent or given a general consent to householding. Although we generally provide only one set of proxy materials to each such household, unless we receive contrary instructions, you may receive multiple sets if you own shares of the Schwab Money Market Portfolio and another Fund in the Trust.

We will promptly deliver separate copies of the proxy statement at the request of any shareholder who is in a household that participates in the householding of the Funds’ proxy materials. You may call 1-800-542-1061 and provide your Fund name or send your request to House Holding: Attention Banks/Brokers Department, 51 Mercedes Way, Edgewood, NY 11717.

If you currently receive multiple copies of your Fund’s proxy materials and would like to participate in householding, please contact your financial intermediary.

Reports to Shareholders

Each Fund will furnish, without charge, copies of such Fund’s most recent annual and, if applicable, semi-annual reports to shareholders to any shareholder upon request. Each Fund’s annual and, if applicable, semi-annual reports to shareholders may be obtained from the Trust by calling Schwab Insurance Services at Charles Schwab & Co., Inc. at (888) 311-4887 or contact Schwab Funds (800) 435-4000, by the Internet: https://www.csimfunds.com/schwabfunds_prospectus, or by writing to the Schwab Funds at 211 Main Street, San Francisco, California 94105.

INFORMATION REGARDING SCHWAB ANNUITY PORTFOLIOS

Investment Adviser and Administrator

CSIM, 211 Main Street, San Francisco, California 94105 serves as the investment adviser and administrator to all of the Trust’s Funds. CSIM is a wholly-owned subsidiary of CSC. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of CSC. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of CSC and its subsidiaries.

Custodian

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, 02110 serves as custodian for the Schwab S&P 500 Index Portfolio, Schwab MarketTrack Growth Portfolio II, Schwab VIT Balanced Portfolio, Schwab VIT Balanced with Growth Portfolio and Schwab VIT Growth Portfolio.

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111 serves as custodian for the Schwab Money Market Portfolio.

Distributor

Schwab serves as distributor for each of the Funds.

Beneficial Ownership

Each of the trustees and executive officers of the Funds, and collectively as a group, own less than 1% of each of the Funds as of August 31, 2015.

To the knowledge of the Trust, persons with record and/or beneficial ownership of more than 5% of any Fund as of September 15, 2015 are included in the table below.

Fund	Name of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Fund
Schwab Money Market Portfolio	Great West Life & Annuity VA-1 8515 E Orchard Rd Greenwood Vlg, CO 80111-5002	27,876,817.530 Record	24.94%
	Great West Life & Annuity VA-1 8515 E Orchard Rd Greenwood Vlg, CO 80111-5002	61,341,285.030 Record	54.87%
	Nationwide Life Insurance Company NWVAII c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	6,798,786.637 Record	6.08%

Fund	Name of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Fund
Schwab MarketTrack Growth Portfolio II	Great West Life & Annuity VA-1 8515 E Orchard Rd Greenwood Vlg, CO 80111-5002	1,149,238.094 Record	69.59%
	Great West Life & Annuity VA-1 8515 E Orchard Rd Greenwood Vlg, CO 80111-5002	460,498.262 Record	27.88%
Schwab S&P 500 Index Portfolio	Great West Life & Annuity VA-1 8515 E Orchard Rd Greenwood Vlg, CO 80111-5002	2,156,845.151 Record	27.06%
	Great-West Life & Annuity FBO Schwab Annuities One Source CHO 8515 E Orchard Rd 2T2 Greenwood Vlg, CO 80111-5002	413,704.775 Record	5.19%
Schwab VIT Balanced Portfolio	Separate Account A of Pacific Life & Annuity Co 700 Newport Center Dr Newport Beach, CA 92660-6307	323,702.696 Record	7.76%
	Separate Account A of Pacific Life Insurance Co 700 Newport Center Dr Newport Beach, CA 92660-6307	3,846,222.919 Record	92.24%
Schwab VIT Balanced with Growth Portfolio	Separate Account A of Pacific Life & Annuity Co 700 Newport Center Dr Newport Beach, CA 92660-6307	597,656.984 Record	6.38%
	Separate Account A of Pacific Life Insurance Co 700 Newport Center Dr Newport Beach, CA 92660-6307	8,774,316.227 Record	93.62%
Schwab VIT Growth Portfolio	Separate Account A of Pacific Life Insurance Co 700 Newport Center Dr Newport Beach, CA 92660-6307	9,054,489.329 Record	96.58%

APPENDIX A

Funds and Outstanding Shares as of September 15, 2015

Fund	Outstanding Shares[1]
Schwab Money Market Portfolio	111,795,747.477
Schwab MarketTrack Growth Portfolio II	1,651,511.201
Schwab S&P 500 Index Portfolio	7,969,812.638
Schwab VIT Balanced Portfolio	4,169,925.615
Schwab VIT Balanced with Growth Portfolio	9,371,973.211
Schwab VIT Growth Portfolio	9,375,143.763
Total for Schwab Annuity Portfolios	144,334,113.905

1)	The number of outstanding shares represents the number of votes to which each Fund is entitled.

A-1

APPENDIX B

GOVERNANCE COMMITTEE CHARTER

THE CHARLES SCHWAB FAMILY OF FUNDS,

SCHWAB INVESTMENTS,

SCHWAB CAPITAL TRUST,

SCHWAB ANNUITY PORTFOLIOS,

LAUDUS TRUST

AND LAUDUS INSTITUTIONAL TRUST

Adopted August 31, 2005, as amended through February 16, 2011

PURPOSE

The Governance Committee (the “Committee”) of the Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, each a Massachusetts business trust, and Laudus Institutional Trust, a Delaware statutory trust (the “Trusts”), assists the Board in fulfilling its oversight responsibilities by reviewing governance-related matters and recommending candidates to serve as trustees.

COMPOSITION AND MEMBERSHIP

The Committee shall be composed of at least three members of the Board. Members of the Committee shall not be “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”). The Committee shall appoint one of its members to serve as its Chair. Each member of the Committee shall serve until a successor is appointed.

AUTHORITY

The Committee shall have the resources and authority appropriate for purposes of discharging its responsibilities under this charter, including the authority to consult with counsel and/or to retain, at the Trust’s expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities. The role of the Chair of the Committee shall include consulting with management with respect to matters to be considered at meetings of the Trust’s Boards and committees.

The Board has delegated authority to the Committee to perform the activities set forth herein. Unless otherwise required by law, any decisions of the Committee shall be deemed to be recommendations to the Board and shall not be binding upon the Board or the Trust. While the Committee has the responsibilities and powers set forth in this charter, this charter shall not be read to impose on the Committee or any member thereof any duty to take any action or supervise any activity of any Trust not otherwise specifically imposed by applicable law on the Committee (acting as a body) or any member of the Committee (acting individually). The Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a trustee under applicable law, and service on the Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally.

MEETINGS

The Committee shall meet at such times and with such frequency as is deemed necessary or appropriate by the Committee.

RESPONSIBILITIES

The responsibilities of the Committee include, but are not limited to, the following:

Governance-Related Matters

1.	To review the composition and size of the Board to assure that the proper skills and experience are represented on the Board;

2.	To recommend policies regarding retirement and term limits of trustees;

3.	To plan and administer the Board’s self-evaluation process annually;

4.	To oversee the selection of the Trust’ legal counsel and independent legal counsel to the Independent Trustees, and to review reports from legal counsel regarding potential conflicts of interest;

5.	To review on a periodic basis the allocation of responsibilities and functions to each of the Board’s committees and to recommend any changes in such responsibilities and functions that the Committee deems necessary or appropriate;

6.	To review periodically Independent Trustee compensation and to recommend to the Board any changes the Committee may deem appropriate;

7.	To establish policies and guidelines (if any) for the training of the trustees.

8.	To review on a periodic basis the Trust’ insurance programs and to recommend to the Board any changes it may deem appropriate;

Board Candidates and Nominees

9.	To evaluate and nominate candidates to serve as trustees;

10.	To set any appropriate standards or qualifications for service as a trustee;

11.	To establish procedures for the consideration and evaluation of candidates to serve as trustees;

Miscellaneous

12.	To review this charter periodically and recommend any changes to the Board;

13.	To consider such other matters pertinent to the Committee’s purposes as the Committee deems necessary or appropriate; and

14.	To report its activities to the Board on a periodic basis and to make such determinations or recommendations with respect to the foregoing matters as the Committee may deem appropriate.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M96449-S37057-S37056 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends that you vote FOR each of the nominees listed below:					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	To elect trustees for the Trust
					☐	☐	☐
	01)	Walter W. Bettinger II	07)	David L. Mahoney
	02)	Marie A. Chandoha	08)	Kiran M. Patel
	03)	Joseph R. Martinetto	09)	Kimberly S. Patmore
	04)	Robert W. Burns	10)	Charles A. Ruffel
	05)	John F. Cogan	11)	Gerald B. Smith
	06)	Stephen T. Kochis	12)	Joseph H. Wender
In their discretion, the proxies are authorized to vote upon and to transact such other business as may properly come before the Meeting and any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on December 11, 2015

The proxy materials for this meeting are available at www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

M96450-S37057-S37056

SCHWAB ANNUITY PORTFOLIOS (THE “FUNDS”)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 11, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUNDS

This proxy is for your use in voting on the election of trustees to the Board of Trustees of Schwab Annuity Portfolios. The undersigned hereby appoint(s) Tamu Dawson, Jennifer Hafner, Catherine MacGregor and Alexandra Riedel, and each of them, as Proxies of the undersigned, with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of each such Fund to be held on December 11, 2015 at 211 Main Street, San Francisco, California, at 9:00 a.m., Pacific time, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of the Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Special Meeting or any adjournments or postponements thereof, the shares will be voted by the Proxies in accordance with their judgment.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M96319-TBD KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends that you vote FOR each of the nominees listed below:					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	To elect trustees for the Trust
					☐	☐	☐
	01)	Walter W. Bettinger II	07)	David L. Mahoney
	02)	Marie A. Chandoha	08)	Kiran M. Patel
	03)	Joseph R. Martinetto	09)	Kimberly S. Patmore
	04)	Robert W. Burns	10)	Charles A. Ruffel
	05)	John F. Cogan	11)	Gerald B. Smith
	06)	Stephen T. Kochis	12)	Joseph H. Wender
In their discretion, the proxies are authorized to vote upon and to transact such other business as may properly come before the Meeting and any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on December 11, 2015

The proxy materials for this meeting are available at www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

M96320-TBD

Voting Instruction Card

SCHWAB ANNUITY PORTFOLIOS (THE “FUNDS”)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 11, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUNDS

The undersigned hereby appoints the Company mentioned on the reverse side of this Voting Instruction Card and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on December 11, 2015, and at any adjournments or postponements thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL AND THE COMPANY WILL VOTE IN ITS DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THIS MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received from contract holders eligible to vote on the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.